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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-5521, No. 33-71614 and No. 33-92284) of
Communication Intelligence Corporation of our report dated March 25, 1998 appearing in this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.

PRICE WATERHOUSE LLP
San Jose, California
March 30, 1998